UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _________________________________________
FORM 8-K
  _________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 12, 2024
  _________________________________________
AVIDITY BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)
 _________________________________________

Delaware	001-39321	46-1336960
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
10578 Science Center Drive, Suite 125
San Diego, California 92121 92121
(Address of principal executive offices) (Zip Code)
(858) 401-7900
(Registrant’s telephone number, include area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
 _________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RNA	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.
On November 12, 2024, Avidity Biosciences, Inc. ("Avidity" or the "Company") will host an investor and analyst event (the "Event") to discuss the Company's initial precision cardiology development candidates and its next-generation technology innovations. The Event will begin at 8:00 a.m. Eastern Time and will be available via a live video webcast accessible under the “Events and Presentations” page in the “Investors” section of Avidity’s corporate website, at https://www.aviditybiosciences.com. During the Event, the Company will present the corporate slide presentation attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

The information contained in this Item 7.01, including in Exhibit 99.1 hereto and on Avidity’s corporate website, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.
On November 12, 2024, the Company announced AOC 1072 and AOC 1086 as its initial precision cardiology development candidates. AOC 1072 will target Protein Kinase AMP-activated non-catalytic subunit Gamma 2 (PRKAG2) Syndrome, while AOC 1086 will target phospholamban (PLN) cardiomyopathy. AOC 1072 and AOC 1086 are designed to deliver siRNA directly to the heart muscle to knock down specific disease-causing genetic mutations that cause rare genetic cardiomyopathies. Preclinical data from both development candidates demonstrated robust siRNA delivery to the heart muscle and potent targeted knockdown of approximately 80% in cardiac PLN mRNA and PRKAG2 mRNA. Additionally, both development candidates were well tolerated without any effect on electrocardiogram parameters for evaluating cardiac safety.

On November 12, 2024, the Company also shared a first look at its next-generation technology innovations, including siRNA modifications and evolved antibody engineering. In preclinical studies, these next-generation technology innovations showed provided up to 30-fold increase in siRNA delivery in skeletal muscle, and greater durability with sustained target inhibition for three months.

Forward-Looking Statements

Avidity cautions readers that statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are forward-looking statements. These statements are based on the company's current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding: the ability of our AOC technology to develop precision cardiology therapeutics; the ability of AOC 1072 to target PRKAG2 Syndrome and the ability of AOC 1086 to target PLN cardiomyopathy; our ability to deliver siRNA to the heart; safety and tolerability results of our precision cardiology product candidates; the design and capabilities of AOC 1072 and AOC 1086; the effectiveness of AOC 1072 and AOC 1086; our next generation technology and its potential impact; the improved delivery and durability associated with our next generation technology; the design and capabilities of our next generation technology; and plans and objectives of management for future operations The inclusion of forward-looking statements should not be regarded as a representation by Avidity that any of these plans will be achieved. Actual results may differ from those set forth in this Current Report on Form 8-K due to the risks and uncertainties inherent in Avidity's business and beyond its control, including, without limitation: the results of preclinical studies are not necessarily indicative of final results; further analysis of existing preclinical data and analysis of new data may lead to conclusions different from those established as of the date hereof, and such data may not meet Avidity's expectations; preclinical data related to Avidity’s precision cardiology programs and next generation technology may not support the filing or approval of any IND; unexpected adverse side effects to, or inadequate efficacy of, Avidity's product candidates that may delay or limit their development, regulatory approval and/or commercialization; Avidity's approach to the discovery and development of product candidates based on its AOC™ platform is unproven; potential delays in the commencement, enrollment, data readouts and completion of preclinical studies or clinical trials; Avidity's dependence on third parties in connection with preclinical and clinical testing and product manufacturing; legislative, judicial and regulatory developments in the United States and foreign countries; Avidity could exhaust its available capital resources sooner than it currently expects; and other risks described in Avidity's Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and subsequent filings with the SEC. Avidity cautions readers not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the company undertakes no obligation to update such statements to reflect events that occur or circumstances that arise after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Slide Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIDITY BIOSCIENCES, INC.

Date: November 12, 2024	By:	/s/ Michael F. MacLean
Michael F. MacLean
Chief Financial and Chief Business Officer